Earnings per Common Share	12 Months Ended
Dec. 31, 2016
Earnings Per Common Share [Abstract]
Earnings Per Common Share
22.      Earnings Per Common Share:

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the year using the two-class method. The computation of diluted earnings per share assumes the granting of non-vested share-based compensation awards (refer to Note 20), for which the assumed proceeds upon grant are deemed to be the amount of compensation cost attributable to future services and not yet recognized using the treasury stock method, to the extent dilutive.

As of December 31, 2016 and 2015, the Company excluded 1,782,827 and 1,965,983 non vested shares, respectively, as anti-dilutive. Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities, and thus, are included in the two-class method of computing earnings per share.

The treasury stock method is used in calculating diluted earnings per share for the Notes as the Company expects to settle the principal in cash.

The components of the calculation of basic earnings per common share and diluted earnings per common share are as follows:

	Year Ended December 31,
	2016	2015	2014

Net income attributed to AMPNI shareholders	$51,871	$34,841	$16,090

Less: Dividends declared and undistributed earnings allocated to unvested shares	(2,078)	(1,392)	(627)
Basic income available to common stockholders	$49,793	$33,449	$15,463

Basic weighted average number of common shares outstanding	44,919,189	47,271,582	46,271,716

Diluted weighted average number of common shares outstanding	44,919,189	47,271,582	46,271,716

Basic earnings per common share	$1.11	$0.71	$0.34
Diluted earnings per common share	$1.11	$0.71	$0.34